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                                                                  Exhibit (n)(1)

                             M.S.D. & T. FUNDS, INC.
                                 (the "Company")

                       AMENDED AND RESTATED PLAN PURSUANT
                         TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                 I. INTRODUCTION

                  On February 23, 1995, the Securities and Exchange Commission (the "Commission") adopted Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among classes, including the various services offered to shareholders, different distribution arrangements for each class, methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On April 24, 1995, the Board of Directors of the Company authorized the Company to operate a multi-class distribution structure in compliance with Rule 18f-3. On September 29, 1995, the Company filed with the Commission a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Directors of the Company on July 24, 1995. On August 8, 1997, the Company ceased operation of a multi-class distribution structure. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Directors of the Company on July 26, 2002, supercedes the Prior Plan and shall become effective immediately when it is filed with the Commission.

                            II. ATTRIBUTES OF CLASSES

A.       Generally

                  Money Market Funds

                  The Company shall offer four classes of shares -- Institutional Shares, Class A Shares, Class B Shares and Class C Shares -- in the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

                  Bond Funds

                  The Company shall offer four classes of shares -- Institutional Shares, Class A Shares, Class B Shares and Class C Shares -- in the Limited Maturity Bond Fund, Total Return

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Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and
National Tax-Exempt Bond Fund (each a "Fund" and collectively, the "Bond
Funds").

                  Equity Funds

                  The Company shall offer four classes of shares -- Institutional Shares, Class A Shares, Class B Shares and Class C Shares -- in the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (each a "Fund" and collectively, the "Equity Funds").

                  In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Institutional Shares, Class A Shares, Class B Shares and Class C Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to a Distribution and Services Plan for that class, and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) Class A Shares shall vote separately on any matter submitted to shareholders that pertains to the Distribution and Services Plan adopted for that class, (ii) Class B Shares shall vote separately on any matter submitted to shareholders that pertains to the Distribution and Services Plan adopted for that class, (iii) Class C Shares shall vote separately on any matter submitted to shareholders that pertains to the Distribution and Services Plan adopted for that class, and (iv) each class shall vote separately on any matter submitted to shareholders relating to class expenses; (c) the different exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) any different shareholder services relating to a class of shares.

B.       Distribution Arrangements, Expenses and Sales Charges

         1.       Money Market Funds

                  Institutional Shares

                  Institutional Shares of the Money Market Funds shall be available for purchase by customers having qualified accounts with trust or banking departments of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks (the "Banks"). Institutional Shares of the Money Market Funds also shall be available for purchase by individual investors who purchased shares directly from the Company without maintaining qualified accounts with the Banks and who had an existing account with the Company on September 30, 2002 ("Direct Investors").

                  Institutional Shares of the Money Market Funds shall not be subject to a sales charge and shall not be subject to a distribution or service fee payable pursuant to a distribution and/or services plan.

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                  Class A Shares

                  Class A Shares of the Money Market Funds shall be available for purchase (i) by customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers or
(ii) by individuals, corporations or other entities directly through the Company.


                  Class A Shares of the Money Market Funds shall not be subject to a sales charge.

                  Class A Shares of the Money Market Funds shall be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Class A Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class A Shares of the respective Money Market Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide administrative support services with respect to their customers' Class A Shares.


                  Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class A Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class A Shares; (e) providing sub-accounting services for Class A Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                  Class B Shares

                  Class B Shares of the Money Market Funds shall be available for purchase (i) by customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers or
(ii) by individuals, corporations or other entities directly through the Company.


                  Class B Shares of the Money Market Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 4.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and Statement of Additional Information ("SAI") for such Shares).


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                  Class B Shares of the Money Market Funds shall further be
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Class B Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class B Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class B Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class B Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class B Shares; (e) providing sub-accounting services for Class B Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                  Class C Shares

                  Class C Shares of the Money Market Funds shall be available for purchase by (i) customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers or
(ii) by individuals, corporations or other entities directly through the Company.

                  Class C Shares of the Money Market Funds, if redeemed within one year of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 1.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                  Class C Shares of the Money Market Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Class C Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class C Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class C Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class C Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their

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investments in Class C Shares; (e) providing sub-accounting services for Class C
Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

         2.       Bond Funds

                  Institutional Shares

                  Institutional Shares of the Bond Funds shall be available for purchase by customers having qualified accounts with trust or banking departments of the Banks. Institutional Shares of the Bond Funds also shall be available for purchase by Direct Investors.

                  Institutional Shares of the Bond Funds shall not be subject to a sales charge and shall not be subject to a distribution or service fee payable pursuant to a distribution and/or services plan.

                  Class A Shares

                  Class A Shares of the Bond Funds shall be available for purchase by customers of selected financial institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

                  Class A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not exceed 4.25% of the offering price for Class A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Class A Shares of the Bond and Equity Funds purchased by an investor qualifies the investor to purchase such Class A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class A Shares are redeemed within one year of purchase.

                  Class A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Class A Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class A Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class A Shares.

                  Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class A Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class A Shares; (e) providing sub-accounting services for Class A Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

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                  Class B Shares

                  Class B Shares of the Bond Funds shall be available for purchase by customers of selected financials institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

                  Class B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 4.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                  Class B Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Class B Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class B Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class B Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class B Shares; (e) providing sub-accounting services for Class B Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                  Class C Shares

                  Class C Shares of the Bond Funds shall be available for purchase by customers of selected financials institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

                  Class C Shares of the Bond Funds, if redeemed within one year of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 1.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                  Class C Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Class C Shares and (b) for

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administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class C Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class C Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class C Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class C Shares; (e) providing sub-accounting services for Class C Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

         3.       Equity Funds

                  Institutional Shares

                  Institutional Shares of the Equity Funds shall be available for purchase by customers having qualified accounts with trust or banking departments of the Banks. Institutional Shares of the Equity Funds also shall be available for purchase by Direct Investors.

                  Institutional Shares of the Equity Funds shall not be subject to a sales charge and shall not be subject to a distribution or service fee payable pursuant to a distribution and/or services plan.

                  Class A Shares

                  Class A Shares of the Equity Funds shall be available for purchase by customers of selected financial institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

                  Class A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not exceed 4.75% of the offering price for Class A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Class A Shares of the Bond and Equity Funds purchased by an investor qualifies the investor to purchase such Class A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class A Shares are redeemed within one year of purchase.

                  Class A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Class A Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class A Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class A Shares.

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                  Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class A Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class A Shares; (e) providing sub-accounting services for Class A Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                  Class B Shares

                  Class B Shares of the Equity Funds shall be available for purchase by customers of selected financials institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

                  Class B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 4.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                  Class B Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Class B Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class B Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class B Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class B Shares; (e) providing sub-accounting services for Class B Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                  Class C Shares

                  Class C Shares of the Equity Funds shall be available for purchase by customers of selected financials institutions and industry professionals, such as broker-dealers, investment advisors, accountants and estate planning firms.

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                  Class C Shares of the Equity Funds, if redeemed within one year of purchase, shall be subject to a contingent deferred sales charge with shall not initially exceed 1.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                  Class C Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution services and expenses, which shall not initially exceed 0.75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Class C Shares and (b) for administrative support services, which shall not initially exceed 0.25% (on an annualized basis) of the average daily net assets attributable to Class C Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to their customers' Class C Shares.

                  Administrative support services provided under the Distribution and Services Plan include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Class C Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Class C Shares; (e) providing sub-accounting services for Class C Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

C.       Conversion Features

                  Institutional Shares

                  The Company shall not initially offer a conversion feature to holders of Institutional Shares.

                  Class A Shares

                  The Company shall not initially offer a conversion feature to holders of Class A Shares.

                  Class B Shares

                  Class B Shares acquired by purchase generally shall convert automatically to Class A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

                  Class B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Class A Shares, based on relative net asset value, at the

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earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions.

                  Class C Shares

                  The Company shall not initially offer a conversion feature to holders of Class C Shares.

D.       Shareholder Services

         1.       Exchange Privileges

                  Institutional Shares

                  Direct Investors of each Fund generally shall be permitted to exchange their Institutional Shares in a Fund for Institutional Shares of other Funds of the Company. The Company shall not initially charge an exchange fee. The Company shall not initially offer an exchange privilege to holders of Institutional Shares who are not Direct Investors.

                  Class A Shares

                  Holders of Class A Shares generally shall be permitted to exchange their Class A Shares in a Fund for Class A Shares of other Funds of the Company. A sales charge will be incurred when exchanging Class A Shares of a Money Market Fund for Class A Shares of another Fund that imposes a sales charge. No additional sales charge will be incurred when exchanging Class A Shares of a Bond Fund or Equity Fund for Class A Shares of another Fund that imposes a sales charge. The Company shall not initially charge an exchange fee.

                  Class B Shares

                  Holders of Class B Shares generally shall be permitted to exchange their Class B Shares in a Fund for Class B Shares of other Funds of the Company without paying a contingent deferred sales charge at the time the exchange is made. The Company shall not initially charge an exchange fee.

                  Class C Shares

                  Holders of Class C Shares generally shall be permitted to exchange their Class C Shares in a Fund for Class C Shares of other Funds of the Company without paying a contingent deferred sales charge at the time the exchange is made. The Company shall not initially charge an exchange fee.

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         2.       Automatic Investment Plan

                  Institutional Shares

                  Director Investors of each Fund shall initially be offered an automatic investment plan whereby, in general, a Direct Investor may purchase Institutional Shares of a Fund on a regular, monthly basis by having a specified amount of money debited from his/her account at a financial institution. The Company initially shall not make the Automatic Investment Plan available to holders of Institutional Shares who are not Direct Investors.

                  Class A Shares

                  Holders of Class A Shares of each Fund shall initially be offered an automatic investment plan, whereby, in general, a shareholder may purchase Class A Shares of a Fund on a regular, monthly basis by having a specified amount debited from his/her account at a financial institution.

                  Class B Shares

                  Holders of Class B Shares of each Fund shall initially be offered an automatic investment plan, whereby, in general, a shareholder may purchase Class B Shares of a Fund on a regular, monthly basis by having a specified amount debited from his/her account at a financial institution.

                  Class C Shares

                  Holders of Class C Shares of each Fund shall initially be offered an automatic investment plan, whereby, in general, a shareholder may purchase Class C Shares of a Fund on a regular, monthly basis by having a specified amount debited from his/her account at a financial institution.

         3.       Directed Reinvestments

                  Institutional Shares

                  Direct Investors of each Fund initially shall be offered directed reinvestments whereby, in general, a Direct Investor's dividends and capital gains distributions shall be automatically reinvested in Institutional Shares of the Fund from which such distributions are paid, unless the Direct Investor elects to have dividends and capital gains distributions automatically reinvested in Institutional Shares of another Fund or Funds of the Company. The Company initially shall not make directed reinvestments available to holders of Institutional Shares who are not Direct Investors.

                                      -11-

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                  Class A Shares

                  Holders of Class A Shares of each Fund initially shall be offered directed reinvestments whereby, in general, a shareholder's dividends and capital gains distributions shall be automatically reinvested in Class A Shares of the Fund from which such distributions are paid, unless the shareholder elects to have dividends and capital gains distributions automatically reinvested in Class A Shares of another Fund or Funds.

                  Class B Shares

                  Holders of Class B Shares of each Fund initially shall be offered directed reinvestments whereby, in general, a shareholder's dividends and capital gains distributions shall be automatically reinvested in Class B Shares of the Fund from which such distributions are paid, unless the shareholder elects to have dividends and capital gains distributions automatically reinvested in Class B Shares of another Fund or Funds.

                  Class C Shares

                  Holders of Class C Shares of each Fund initially shall be offered directed reinvestments whereby, in general, a shareholder's dividends and capital gains distributions shall be automatically reinvested in Class C Shares of the Fund from which such distributions are paid, unless the shareholder elects to have dividends and capital gains distributions automatically reinvested in Class C Shares of another Fund or Funds.

         4.       Systematic Withdrawal Plan

                  Institutional Shares

                  Direct Investors of each Fund shall initially be offered a systematic withdrawal plan whereby, in general, a Direct Investor may elect to have a fixed sum redeemed from his/her account with a Fund at regular intervals and distributed in cash or reinvested in Institutional Shares of one or more of the other Funds. The Company initially shall not offer a systematic withdrawal plan to holders of Institutional Shares who are not Direct Investors.

                  Class A Shares

                  Holders of Class A Shares of each Fund shall initially be offered a systematic withdrawal plan whereby, in general, a shareholder may elect to have a fixed sum redeemed from his/her account with a Fund at regular intervals and distributed in cash or reinvested in Class A Shares of one or more of the other Funds.

                  Class B Shares

                  Holders of Class B Shares of each Fund shall initially be offered a systematic withdrawal plan whereby, in general, a shareholder may elect to have a fixed sum redeemed

                                      -12-

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from his/her account with a Fund at regular intervals and distributed in cash or reinvested in Class B Shares of one or more of the other Funds.

                  Class C Shares

                  Holders of Class C Shares of each Fund shall initially be offered a systematic withdrawal plan whereby, in general, a shareholder may elect to have a fixed sum redeemed from his/her account with a Fund at regular intervals and distributed in cash or reinvested in Class C Shares of one or more of the other Funds.

         5.       Checkwriting Privileges

                  Institutional Shares

                  The Company shall not initially offer a checkwriting privilege to Director Investors holding Institutional Shares of the Funds.

                  Class A Shares

                  The Company shall initially offer a checkwriting privilege to the holders of Class A Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by the Company.

                  Class B Shares

                  The Company shall initially offer a checkwriting privilege to the holders of Class B Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by the Company.

                  Class C Shares

                  The Company shall initially offer a checkwriting privilege to the holders of Class C Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by the Company.

         6.       Retirement Plans

                  Institutional Shares

                  The Company shall initially make Institutional Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with certain tax-sheltered retirement plans, including individual retirement accounts, profit-sharing plans, Section 401(k) plans, money purchase pension plans and target benefit plans.

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                  Class A Shares

                  The Company shall initially make Class A Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with certain tax-sheltered retirement plans, including individual retirement accounts, profit-sharing plans, Section 401(k) plans, money purchase pension plans and target benefit plans.

                  Class B Shares

                  The Company shall initially make Class B Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with certain tax-sheltered retirement plans, including individual retirement accounts, profit-sharing plans, Section 401(k) plans, money purchase pension plans and target benefit plans.

                  Class C Shares

                  The Company shall initially make Class C Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with certain tax-sheltered retirement plans, including individual retirement accounts, profit-sharing plans, Section 401(k) plans, money purchase pension plans and target benefit plans.

E.       Methodology for Allocating Expenses Between Classes

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.

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